UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 3, 2025

Date of Report (Date of earliest event reported)

Outset Medical, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39513	20-0514392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3052 Orchard Dr., San Jose, California	95134
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (669) 231-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Private Placement

On January 3, 2025, Outset Medical, Inc. (the “Company”) entered into securities purchase agreements (the “Securities Purchase Agreements”) with various investors, including certain members of management and certain members of the Company’s Board of Directors (the “Investors”) for the issuance and sale by the Company of an aggregate of 863,340 shares of Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) in an offering (the “Private Placement”). The Series A Preferred Stock is being issued to the Investors pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) of the Securities Act. Pursuant to the terms of the Securities Purchase Agreements, the Company has agreed to submit to its stockholders the approval of (i) the conversion of the Series A Preferred Stock into shares of Common Stock, par value $0.001 (the “Common Stock”), in accordance with Nasdaq Stock Market Rules (the “Conversion Proposal”) and (ii) the issuance of the Series A Preferred Stock to certain members of management and certain members of the Company’s Board of Directors and any shares of the Company’s Common Stock issuable upon the conversion thereof (the “Director Issuance Proposal”) at a special meeting of the stockholders expected to be held on March 5, 2025. The Securities Purchase Agreements include customary representations, warranties and covenants by the parties to the agreements.

Pursuant to the Securities Purchase Agreements, the Investors have agreed to purchase the Series A Preferred Stock at a purchase price of $200.00 per share for an aggregate purchase price of approximately $172.7 million. Institutional investors are expected to invest $168.8 million, and following the approval of the Director Issuance Proposal, certain members of management and certain members of the Company’s Board of Directors are expected to invest $3.9 million. The Company expects to use the net proceeds from the Private Placement for general corporate purposes.

The foregoing description of the Securities Purchase Agreements is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreements, the forms of which are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference in their entirety.

Registration Rights Agreement

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated January 3, 2025 (the “Registration Rights Agreement”), with the Investors, which provides that the Company will register the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock. The Company is required to prepare and file an initial registration statement with the Securities and Exchange Commission (“SEC”) as soon as reasonably practicable, but in no event later than 60 days after the closing of the Private Placement (the “Filing Deadline”), and to use best efforts to have the registration statement declared effective within 50 days after the filing of the initial registration statement with the SEC, subject to the approval of the conversion of the Series A Preferred Stock being received at the Company’s special meeting of stockholders. The Registration Rights Agreement also contains customary provisions including, among other things, provisions relating to indemnification and expenses.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Following the closing of the Private Placement, the Company expects to have 52,943,808 shares of Common Stock issued and outstanding and approximately 268,778,808 shares of Common Stock issued and outstanding on a pro forma basis, which gives effect to the full conversion of the Series A Preferred Stock as of the closing date of the Private Placement, which is expected to be January 8, 2025 (“Closing Date”), without regard to beneficial ownership limitations that may limit the ability of certain holders of Series A Preferred Stock to convert such shares to Common Stock at such time, or the Director Issuance Proposal.

Credit Agreement

On January 3, 2025, the Company entered into a senior secured credit facility for borrowings up to an aggregate principal amount of $125.0 million pursuant to a credit agreement and guaranty (the “Credit Agreement”) among Perceptive Credit Holdings IV, LP, as administrative agent (“Agent”), the lenders from time to time party thereto and the Company.

Pursuant to the terms and conditions of the Credit Agreement, the lenders agreed to extend term loans to the Company in an aggregate principal amount of up to $125.0 million, comprised of (i) a term loan of $100.0 million (the “Initial Term Loan”) to be funded at the closing of the Credit Agreement, which is expected to be the Closing Date, and (ii) a delayed draw term loan of up to $25.0 million (the “Delayed Draw Loan”). The Initial Term Loan and the Delayed Draw Loan are referred to collectively as the Loans. The Delayed Draw Loan is available for funding until July 14, 2027, subject to the achievement of certain revenue milestone and other customary conditions.

On the Closing Date, the Company expects to repay in full all amounts due under its two existing senior secured credit facilities with (i) SLR Investment Corp. and (ii) Gemino Healthcare Finance, LLC d/b/a SLR Healthcare ABL, respectively, each dated as of November 3, 2022 using the proceeds of the Initial Term Loan, together with cash on hand.

The principal amount outstanding under the Loans will accrue interest at a rate per annum equal to (i) the greater of (a) one-month term Secured Overnight Financing Rate and (b) 4.00% per annum, plus (ii) an applicable margin of 8.00%, payable monthly in arrears. During the first two years after the Closing Date, a portion of the accrued interest equal to 1.50% per annum will be paid in kind and added to the principal amount of the Loans on each monthly interest payment date. The outstanding principal amount of the Loans will be due and payable on the five year anniversary of the Closing Date (the “Maturity Date”). The Company is obligated to pay the lenders a non-refundable closing fee in the amount of $1.0 million in respect of the Initial Term Loan on the Closing Date. The Company is obligated to pay the lenders a non-refundable closing fee in the amount of $250,000 in respect of the Delayed Draw Loan, to be due and payable upon the funding of the Delayed Draw Loan. The Company may voluntarily prepay the outstanding Loans, subject to a prepayment premium of (i) 10.0% of the principal amount of the prepaid Loans, if prepaid prior to or on the first anniversary of the Closing Date, (ii) 8.0% of the principal amount of the prepaid Loans, if prepaid after the first anniversary of the Closing Date through and including the second anniversary of the Closing Date, (iii) 4.0% of the principal amount of the prepaid Loans, if prepaid after the second anniversary of the Closing Date through and including the third anniversary of the Closing Date, (iv) 2.0% of the principal amount of the prepaid Loans, if prepaid after the third anniversary of the Closing Date through and including the fourth anniversary of the Closing Date, and (v) 0.00% of the principal amount of the prepaid Loans, if prepaid after the fourth anniversary of the Closing Date.

The Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants, including, among others, requirements as to financial reporting and insurance and restrictions on the Company’s ability to dispose of its business or property, to change its line of business, to liquidate or dissolve, to enter into any change in control transaction, to merge or consolidate with any other entity or to acquire all or substantially all the capital stock or property of another entity, to incur additional indebtedness, to incur liens on its property or to pay any dividends or other distributions on capital stock, in each case with certain exceptions. The Company has also agreed to certain financial covenants that require the Company to (i) maintain a minimum cash balance of at least $10.0 million in accounts subject to control agreements in favor of Agent, and (ii) achieve certain trailing twelve-month net revenue targets as set forth in the Credit Agreement.

In addition, the Credit Agreement contains customary events of default that entitle the Agent to cause the Company’s indebtedness under the Credit Agreement to become immediately due and payable, and to exercise remedies against the Company and the collateral securing the obligations owed under the Credit Agreement. Under the Credit Agreement, an event of default will occur if, among other things, the Company fails to make payments under the Credit Agreement, the Company breaches certain covenants under the Credit Agreement, subject to specified cure periods with respect to certain breaches, a material adverse change or a material regulatory event has occurred under the Credit Agreement, or the Company or its assets become subject to certain legal proceedings, such as bankruptcy proceedings. Upon the occurrence and for the duration of an event of default, an additional default interest rate equal to 4.0% per annum will apply to all obligations owed under the Credit Agreement.

The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Credit Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.02	Result of Operations and Financial Condition.

On January 6, 2025, the Company issued a press release announcing, among other items, the signing of the Securities Purchase Agreements, entrance into the Credit Agreement, and expected revenue for the fourth quarter and fiscal year ended December 31, 2024. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Certain financial information contained in Exhibit 99.1 is preliminary, unaudited and subject to change or adjustment in connection with the completion of the Company’s quarter and year-end closing processes and the preparation of its audited financial statements for the fiscal quarter and year ended December 31, 2024, which will be contained in the Company’s related Annual Report on Form 10-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report and the exhibit attached hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements include, but are not limited to, the use of proceeds from, and closing of, the private placement financing and the debt financing; statements about anticipated benefits of the financings, including the company’s expectations that the funds will capitalize it through cashflow breakeven; as well as statements about the company’s unaudited results of operations, including fourth quarter and full year 2024 revenue. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Factors that could cause actual results or other events to differ materially from those contemplated in this report and the exhibit attached hereto Company’s include risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the private placement and the debt financing, as well as other risks described in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission, including its latest annual and quarterly reports. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and, except to the extent required by law, the Company undertakes no obligation to update these statements, whether as a result of any new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

10.1	Form of Securities Purchase Agreement, dated as of January 3, 2025 between Outset Medical, Inc. and certain of the Investors

10.2	Form of Securities Purchase Agreement, dated as of January 3, 2025 between Outset Medical, Inc. and certain members of management and certain directors

10.3	Form of Registration Rights Agreement, dated as of January 3, 2025 between Outset Medical, Inc. and the Investors

10.4#	Credit Agreement and Guaranty, dated as of January 3, 2025, by and among Outset Medical, Inc. as the borrower and Perceptive Credit Holdings IV, LP, as the initial lender and the administrative agent

99.1	Press Release issued by Outset Medical, Inc. dated January 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Portions of the exhibit have been excluded because it is both not material and is the type of information that the registrant treats as private or confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2025	Outset Medical, Inc.

	By:	/s/ Nabeel Ahmed
	Name:	Nabeel Ahmed
	Title:	Chief Financial Officer